BROADRIDGE FINANCIAL SOLUTIONS, Inc.
SUPPLEMENTAL REPORTING DETAIL
FOURTH QUARTER AND FISCAL YEAR 2018

Exhibit 99.3

ADDITIONAL PRODUCT LINE REPORTING

$ in millions	Quarter Ended June 30, 2018	Quarter Ended June 30, 2017	$ Change	% Change	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017	$ Change	% Change
Investor Communication Solutions ("ICS")								
Equity proxy	$ 298.1	$ 275.4	$ 22.6	8 %	$ 406.8	$ 382.0	$ 24.8	6 %
Mutual fund & ETF interims	58.3	49.9	8.4	17 %	221.4	198.2	23.2	12 %
Customer communications & fulfillment	180.6	187.2	(6.6)	(4)%	760.1	763.5	(3.4)	— %
Other ICS	91.1	77.0	14.2	18 %	310.6	282.0	28.5	10 %
Total ICS recurring fee revenues	**$ 628.0**	**$ 589.4**	**$ 38.6**	**7 %**	**$ 1,698.9**	**$ 1,625.7**	**$ 73.1**	**5 %**
Equity & other	34.9	36.4	(1.5)	(4)%	134.4	86.4	48.0	56 %
Mutual funds	25.8	54.3	(28.4)	(52)%	149.4	132.5	17.0	13 %
Total Event-driven revenues	**$ 60.7**	**$ 90.7**	**$ (29.9)**	**(33)%**	**$ 283.9**	**$ 218.9**	**$ 65.0**	**30 %**
Distribution	422.9	475.6	(52.7)	(11)%	1,512.9	1,554.0	(41.0)	(3)%
Total ICS revenues	**$ 1,111.7**	**$ 1,155.7**	**$ (44.0)**	**(4)%**	**$ 3,495.6**	**$ 3,398.6**	**$ 97.1**	**3 %**
Global Technology & Operations ("GTO")								
Equities & other	193.0	180.9	12.1	7 %	757.2	686.2	71.0	10 %
Fixed income	40.5	35.8	4.7	13 %	154.3	139.3	15.1	11 %
Total GTO recurring fee revenues	**$ 233.5**	**$ 216.7**	**$ 16.8**	**8 %**	**$ 911.6**	**$ 825.5**	**$ 86.1**	**10 %**
Foreign currency exchange	(24.8)	(26.7)	1.9	(7)%	(77.3)	(81.5)	4.2	(5)%
Total revenues	**$ 1,320.4**	**$ 1,345.7**	**$ (25.3)**	**(2)%**	**$ 4,329.9**	**$ 4,142.6**	**$ 187.3**	**5 %**

Revenues by Type

$ in millions	Quarter Ended June 30, 2018	Quarter Ended June 30, 2017	$ Change	% Change	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017	$ Change	% Change
Recurring fee revenues	$ 861.5	$ 806.1	$ 55.4	7 %	$ 2,610.4	$ 2,451.2	$ 159.2	6 %
Event-driven revenues	60.7	90.7	(29.9)	(33)%	283.9	218.9	65.0	30 %
Distribution revenues	422.9	475.6	(52.7)	(11)%	1,512.9	1,554.0	(41.0)	(3)%
Foreign currency exchange	(24.8)	(26.7)	1.9	(7)%	(77.3)	(81.5)	4.2	(5)%
Total revenues	**$ 1,320.4**	**$ 1,345.7**	**$ (25.3)**	**(2)%**	**$ 4,329.9**	**$ 4,142.6**	**$ 187.3**	**5 %**

Amounts may not sum due to rounding

BROADRIDGE FINANCIAL SOLUTIONS, Inc. SUPPLEMENTAL REPORTING DETAIL FOURTH QUARTER AND FISCAL YEAR 2018 RECURRING FEE REVENUE GROWTH DRIVERS Quarter Ended June 30, Fiscal Year Ended June 30, ICS GTO Broadridge ICS GTO Broadridge Internal growth 3% 4% 3% 2% 4% 2% Net new business 2% 4% 3% 2% 5% 3% Organic recurring fee revenue growth 5% 8% 6% 4% 9% 5% Acquisitions 1% —% 1% 1% 2% 1% Total recurring fee revenue growth 7% 8% 7% 5% 10% 6% Amounts may not sum due to rounding

BROADRIDGE FINANCIAL SOLUTIONS, Inc. SUPPLEMENTAL REPORTING DETAIL FOURTH QUARTER AND FISCAL YEAR 2018 SELECT OPERATING STATISTICS Quarter Ended June 30, $ % Fiscal Year Ended June 30, $ % $ in millions 2018 2017 Change Change 2018 2017 Change Change Closed Sales $115.1 $63.5 $51.6 81% $214.9 $188.5 $26.4 14% Record Growth1 Equities proxy 11% 10% 11% 8% Mutual fund interims 13% 7% 10% 4% Internal Trade Growth2 Equity 17% 5% 15% 4% Fixed income 10% 2% 6% 1% Amounts may not sum due to rounding 1 Stock record growth and interim record growth measure the annual change in total positions for equity proxies and mutual fund & ETF interims, respectively, for equities and mutual funds’ position data reported to Broadridge in both the current and prior year periods. 2 Internal trade growth represents the growth in trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge's trading platforms in both the current and prior year period.

BROADRIDGE FINANCIAL SOLUTIONS, Inc.
SUPPLEMENTAL REPORTING DETAIL
FOURTH QUARTER AND FISCAL YEAR 2018

ADDITIONAL PRODUCT LINE REPORTING

$ in millions	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Investor Communication Solutions ("ICS")								
Equity proxy	$ 30.8	$ 31.6	$ 44.2	$ 275.4	$ 30.0	$ 33.6	$ 45.1	$ 298.1
Mutual fund & ETF interims	44.2	44.2	59.9	49.9	49.2	46.9	67.0	58.3
Customer communications & fulfillment	183.7	188.9	203.8	187.2	181.5	187.3	210.7	180.6
Other ICS	65.0	64.4	75.6	77.0	72.2	66.5	80.7	91.1
Total ICS recurring fee revenues	**$ 323.8**	**$ 329.1**	**$ 383.5**	**$ 589.4**	**$ 332.9**	**$ 334.4**	**$ 403.5**	**$ 628.0**
Equity & other	17.7	14.4	18.0	36.4	30.8	28.8	39.9	34.9
Mutual funds	19.8	15.4	43.0	54.3	28.5	68.6	26.6	25.8
Total Event-driven revenues	**$ 37.5**	**$ 29.8**	**$ 60.9**	**$ 90.7**	**$ 59.3**	**$ 97.3**	**$ 66.5**	**$ 60.7**
Distribution	356.7	345.6	376.0	475.6	334.2	370.4	385.4	422.9
Total ICS revenues	**$ 718.0**	**$ 704.4**	**$ 820.5**	**$ 1,155.7**	**$ 726.4**	**$ 802.2**	**$ 855.3**	**$ 1,111.7**
Global Technology & Operations ("GTO")								
Equities & other	160.2	171.8	173.4	180.9	179.0	189.4	195.9	193.0
Fixed income	33.0	35.3	35.2	35.8	35.9	38.5	39.3	40.5
Total GTO recurring fee revenues	**$ 193.2**	**$ 207.0**	**$ 208.6**	**$ 216.7**	**$ 214.9**	**$ 228.0**	**$ 235.2**	**$ 233.5**
Foreign currency exchange	(15.9)	(18.8)	(20.1)	(26.7)	(16.5)	(17.4)	(18.6)	(24.8)
Total revenues	**$ 895.3**	**$ 892.6**	**$ 1,008.9**	**$ 1,345.7**	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**
Revenues by Type								
Recurring fee revenues	$ 516.9	$ 536.1	$ 592.0	$ 806.1	$ 547.8	$ 562.4	$ 638.6	$ 861.5
Event-driven revenues	37.5	29.8	60.9	90.7	59.3	97.3	66.5	60.7
Distribution revenues	356.7	345.6	376.0	475.6	334.2	370.4	385.4	422.9
Foreign currency exchange	(15.9)	(18.8)	(20.1)	(26.7)	(16.5)	(17.4)	(18.6)	(24.8)
Total revenues	**$ 895.3**	**$ 892.6**	**$ 1,008.9**	**$ 1,345.7**	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**

Amounts may not sum due to rounding